UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2009

GOLD CREST MINES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52392	82-0290112
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

724 E. Metler Lane Spokane, WA	99218
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 893-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 3, 2009 Gold Crest Mines, Inc., (“GCMN”) signed an amended and restated Asset Purchase Agreement entering into a more formal definitive agreement which supersedes the original Purchase Agreement dated March 13, 2009 with Frank Duval, a related party who owns greater than 5% of the outstanding shares of the Company, as an individual or agent for and on behalf of a company to be formed for the purpose of acquiring the mining claims the subject of the Agreement (the “Purchaser”).

A copy of the amended and restated asset purchase agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Amended and Restated Asset Purchase Agreement Dated April 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD CREST MINES, INC.

Date: April 10, 2009	By:	/s/ Matt J. Colbert
Matt J. Colbert
Chief Financial Officer